SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                               FirstBank NW Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Washington                     0-22435                 84-1389562
---------------------------------       ------------         -------------------
State or other jurisdiction              Commission           (I.R.S. Employer
     of incorporation                    File Number         Identification No.)


1300 16th Avenue, Clarkston, Washington                       99403
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number (including area code)  (509) 295-5100

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act
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Item 2.02  Results of Operations and Financial Condition

           (a) On October 26, 2004, FirstBank NW Corp. issued its earnings for the second quarter ended September 30, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

           (c) Exhibit 99.1 FirstBank NW Corp. press release dated October 26, 2004.



                                      * * *


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  FIRSTBANK NW CORP.



Date: October 26, 2004            By: /s/ CLYDE E. CONKLIN
                                      ------------------------------------------
                                          Clyde E. Conklin
                                          President and Chief Executive Officer


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

                                  Exhibit 99.1

          Press Release for FirstBank NW Corp. dated October 26, 2004.


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